SEGMENT INFORMATION

                             TECHNE CORPORATION AND SUBISIDARIES
                        (in thousands of $'s, except per share data)

                                                        Increase (Decrease)
                           Fiscal 2008                  From Fiscal 2007
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter   YTD
                    ------- ------- ------- -------- ------- ------- -------
Sales                57,987  62,142 120,129    100%    5,636   9,633  15,269
Cost of sales        12,104  12,751  24,855     21%      867   2,037   2,904
                    ------- ------- ------- -------- ------- ------- -------
Gross margin         45,883  49,391  95,274     79%    4,769   7,596  12,365

Gross margin
  percentage          79.1%   79.5%   79.3%

SG&A expense          8,090  10,645  18,735     15%    1,023   1,815   2,838
R&D expense           5,181   5,562  10,743      9%      326     518     844
Amortization expense    288     282     570      --     (115)   (122)   (237)
Interest expense          0       0       0      --     (268)   (815) (1,083)
Interest income      (2,998) (3,252) (6,250)    (5%)  (1,322) (1,296) (2,618)
Other non-operating
  expense, net          569     573   1,142      1%       84     145     229
                    ------- ------- ------- -------- ------- ------- -------
                     11,130  13,810  24,940     20%     (272)    245     (27)
                    ------- ------- ------- -------- ------- ------- -------
Earnings before
  income taxes       34,753  35,581  70,334     59%    5,041   7,351  12,392
Income taxes         11,681  11,942  23,623     20%    1,600   2,375   3,975
                    ------- ------- ------- -------- ------- ------- -------
                     23,072  23,639  46,711     39%    3,441   4,976   8,417
                    ======= ======= ======= ======== ======= ======= =======

Diluted earnings
  per share             .58     .60    1.18
Weighted average
  diluted shares
  outstanding        39,587  39,497  39,542




                                    BIOTECHNOLOGY  (1)
                                   (in thousands of $'s)

                                                        Increase (Decrease)
                           Fiscal 2008                  From Fiscal 2007
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter   YTD
                    ------- ------- ------- -------- ------- ------- -------
Sales                45,328  46,576  91,904    100%    3,707   6,503  10,210
Intersegment sales   (6,447) (7,433)(13,880             (748)   (786) (1,534)
                    ------- ------- -------          ------- ------- -------
                     38,881  39,143  78,024            2,959   5,717   8,676

Cost of sales         8,997   9,612  18,609     20%      515   1,929   2,444
Intersegment sales   (6,174) (7,430)(13,604)            (650)   (995) (1,645)
                    ------- ------- -------          ------- ------- -------
                      2,823   2,182   5,005             (135)    934     799
                    ------- ------- ------- -------- ------- ------- -------
Gross margin         36,058  36,961  73,019     80%    3,094   4,783   7,877

Gross margin
  percentage          80.2%   79.4%   79.8%

SG&A expense          4,624   5,534  10,158     11%      611     870   1,481
R&D expense           5,002   5,368  10,370     11%      327     514     841
Amortization expense    288     282     570      1%     (115)   (122)   (237)
Interest, net        (1,257) (1,309) (2,566)    (3%)    (662)   (587) (1,249)
Exchange loss/(gain)     34      12      46      --       34      12      46
                    ------- ------- ------- -------- ------- ------- -------
                      8,691   9,887  18,578     20%      195     687     882
                    ------- ------- ------- -------- ------- ------- -------
Pretax result        27,367  27,074  54,441     60%    2,899   4,096   6,995
                    ======= ======= ======= ======== ======= ======= =======

(1)	Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China


                                R&D SYSTEMS EUROPE
                          (in thousands of British pounds)

                                                        Increase (Decrease)
                           Fiscal 2008                  From Fiscal 2007
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter   YTD
                    ------- ------- ------- -------- ------- ------- -------
Sales                 7,605   9,301  16,906   100%       735   1,450   2,185
Cost of sales         3,455   4,053   7,508    44%       170     287     457
                    ------- ------- ------- -------- ------- ------- -------
Gross margin          4,150   5,248   9,398    56%       565   1,163   1,728

Gross margin
  percentage          54.6%   56.4%   55.6%

SG&A expense          1,114   1,276   2,390    14%        40      40      80
Interest income        (683)   (773) (1,456)   (8%)     (273)   (293)   (566)
Exchange loss/(gain)    (96)    (81)   (177)   (1%)     (174)    (17)   (191)
                    ------- ------- ------- -------- ------- ------- -------
                        335     422     757     5%      (407)   (270)   (677)
                    ------- ------- ------- -------- ------- ------- -------
Pretax result         3,815   4,826   8,641    51%       972   1,433   2,405
                    ======= ======= ======= ======== ======= ======= =======



                             R&D SYSTEMS EUROPE
                           (in thousands of $'s)

                                                        Increase (Decrease)
                           Fiscal 2008                  From Fiscal 2007
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter   YTD
                    ------- ------- ------- -------- ------- ------- -------
Sales                15,449  19,027  34,476   100%     2,522   3,770   6,292
Cost of sales         7,020   8,293  15,313    44%       839     974   1,813
                    ------- ------- ------- -------- ------- ------- -------
Gross margin          8,429  10,734  19,163    56%     1,683   2,796   4,479

Gross margin
  percentage          54.6%   56.4%   55.6%

SG&A expense          2,262   2,599   4,861    14%       242     194     436
Interest income      (1,387) (1,576) (2,963)   (9%)     (616)   (643) (1,259)
Exchange loss          (198)   (165)   (363)   (1%)     (345)    (39)   (384)
                    ------- ------- ------- -------- ------- ------- -------
                        677     858   1,535     5%      (719)   (488) (1,207)
                    ------- ------- ------- -------- ------- ------- -------
Pretax result         7,752   9,876  17,628    51%     2,402   3,284   5,686
                    ======= ======= ======= ======== ======= ======= =======


                                    HEMATOLOGY
                              (in thousands of $'s)

                                                        Increase (Decrease)
                           Fiscal 2008                  From Fiscal 2007
                    -------------------------------- -----------------------
                     First  Second          Percent   First  Second
                    Quarter Quarter   YTD   Of Sales Quarter Quarter   YTD
                    ------- ------- ------- -------- ------- ------- -------
Sales                 3,657   3,972   7,629   100%       155     146     301
Cost of sales         2,261   2,276   4,537    59%       163     129     292
                    ------- ------- ------- -------- ------- ------- -------
Gross margin          1,396   1,696   3,092    41%        (8)     17       9

Gross margin
  percentage          38.2%   42.7%   40.5%

SG&A expense            467     487     954    13%        69      48     117
R&D expense             179     194     373     5%        (1)      4       3
Interest, net          (120)   (125)   (245)   (3%)      (39)    (30)    (69)
                    ------- ------- ------- -------- ------- ------- -------
                        526     556   1,082    15%        29      22      51
                    ------- ------- ------- -------- ------- ------- -------
Pretax result           870   1,140   2,010    26%       (37)     (5)    (42)
                    ======= ======= ======= ======== ======= ======= =======


                            CORPORATE AND OTHER (2)
                              (in thousands of $'s)

                                                     Increase (Decrease)
                                 Fiscal 2008         From Fiscal 2007
                          ----------------------- -----------------------
                           First  Second           First  Second
                          Quarter Quarter   YTD   Quarter Quarter   YTD
                          ------- ------- ------- ------- ------- -------
Interest income               234     242     476       5      36      41
Rental income                  67     111     178    (232)   (130)   (362)
                          ------- ------- ------- ------- ------- -------
                              301     353     654    (227)    (94)   (321)

SG&A expense                  737   2,025   2,762     101     703     804
Interest expense               --      --      --    (268)   (815) (1,083)
Other-Building expenses       544     600   1,144      34      51      85
Other-Hemerus losses          131     113     244       4     (10)     (6)
Other-Nephromics losses       125     124     249     125       1     126
                          ------- ------- ------- ------- ------- -------
                            1,537   2,862   4,399      (4)    (70)    (74)
                          ------- ------- ------- ------- ------- -------
Pretax result              (1,236) (2,509) (3,745)   (223)    (24)   (247)
                          ======= ======= ======= ======= ======= =======

(2)	Unallocated corporate expenses and Techne's share of losses
by Hemerus Medical, LLC and Nephromics, LLC.